EXHIBIT 32.2

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of First BanCorp., a Puerto Rico corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

             The Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 (the “Form l0-Q”) of the Company fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods presented.

Date: November 8, 2019	/s/ Orlando Berges
Name: Orlando Berges
Title: Executive Vice President and Chief Financial Officer